CAYER, PRESCOTT, CLUNE & CHATTELLIER
CERTIFIED PUBLIC ACCOUNTANTS

CONSENT FOR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Providence Capital II, Inc.

Dated: April 21, 2000

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 21, 2000 appearing on page
F-2 of Providence Capital II, Inc. Registration Statement on Form 10SB12G for the year ended December 31, 1999. We also consent to the reference to us under the heading "Exhibits" in such Registration Statement.


                                     /s/ Cayer, Prescott, Clune & Chatellier

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                                     CAYER, PRESCOTT, CLUNE & CHATELLIER